Equity	6 Months Ended
Dec. 31, 2020
Equity [Abstract]
Equity

NOTE 13 – EQUITY

Common Shares

Dogness was established under the laws of BVI on July 11, 2016. The original authorized number of common shares was 15,000,000 shares with par value of $0.002 each. On April 26, 2017, Shareholders of the Company held a meeting (the “Meeting”) and approved the following resolutions: (i) increase the authorized number of common shares to 100,000,000 shares with par value of $0.002 each, of which 15,000,000 were issued and outstanding; and (ii) reclassify the currently issued and outstanding common shares into two classes, Class A common shares and Class B common shares, which have equal economic rights but unequal voting rights, pursuant to which Class A common shares receive one vote each and Class B common shares receive three votes each. The Meeting approved to reclassify all the shares beneficially owned by Mr. Silong Chen as Class B common shares and all other shares owned by the other shareholders as Class A common shares. As a result, Mr. Silong Chen owns 9,069,000 Class B common shares of par value of $0.002. The rest of the Company’s shareholders as of the date of the meeting owned an aggregated of 5,931,000 Class A common shares of par value of $0.002 each.

Initial Public Offering

On December 18, 2017, the Company completed its initial public offering (“IPO”) of 10,913,631 Class A common shares at a public offering price of $5.00 per share. The gross proceeds were approximately $54.6 million before deducting placement agent’s commission and other offering expenses, resulting in net proceeds of approximately $50.2 million. In connection with the offering, the Company’s Class A common shares began trading on the NASDAQ Global Market on December 20, 2017 under the symbol “DOGZ.”

As of December 31, 2020 and June 30, 2020, the Company had an aggregate of 25,913,631 common shares outstanding, consisting of 16,844,631 Class A and 9,069,000 Class B common shares.

Public Offering Warrants

In connection with and upon closing of the IPO on December 18, 2017, the Company agreed to issue 500,000 warrants to the underwriters and to register herein warrants to purchase up to a total of up to 500,000 Class A common shares (equal to 5% of the aggregate number of Class A common shares sold in the IPO).

These warrants carry a term of three years from the closing of the IPO, and are exercisable at any time, and from time to time, in whole or in part, commencing 180 days from the closing of the IPO and are exercisable at a price equal to $6.25 per share. Management determined that these warrants meet the requirements for equity classification under ASC 815-40 because they are indexed to its own stock. The warrants were recorded at their fair value on the date of grant as a component of shareholders’ equity. As of December 31, 2020, these underwriter warrants were expired.

Statutory Reserve

The Company’s subsidiaries located in mainland China are required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC regulations until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The Company allocated $2,685 and $nil to statutory reserves during the six months ended December 31,2020 and 2019 in accordance with PRC regulations, respectively. The restricted amounts as determined by the PRC statutory laws totaled $194,401 and $191,716 as of December 31, 2020 and June 30, 2020, respectively.